Exhibit 99.B(o)(2)

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Dale C. LaPorte
Dale C. LaPorte

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Dorothy A. Berry
Dorothy A. Berry

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Maryann Bruce, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Maryann Bruce
Maryann Bruce

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John G. Drosdick, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ John G. Drosdick
John G. Drosdick

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Mark Hancock, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Mark Hancock
Mark Hancock

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Edward D. Miller, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: March 5, 2017

/s/ Edward D. Miller
Edward D. Miller

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, L. White Matthews, III, hereby constitutes appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ L. White Matthews, III
L. White Matthews, III

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Stephen M. Todd, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agents, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Stephen M. Todd
Stephen M. Todd

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Jennifer E. Spratley, hereby constitutes and. appoints John M. Loder, Jeremy C. Smith, John Kernan and Thomas R. Rus, her true and lawful attorneys-in-fact and agents, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Jennifer E. Spratley
Jennifer E. Spratley

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John F. Kernan, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ John F. Kernan
John F. Kernan

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Thomas R. Rus, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of any of said attorneys being hereby ratified and approved.

DATED: February 24, 2017

/s/ Thomas R. Rus
Thomas R. Rus